JUNE 20, 2024
SUPPLEMENT TO
HARTFORD AARP BALANCED RETIREMENT FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The following provides information regarding an upcoming reorganization of the Hartford AARP Balanced Retirement Fund:
At a meeting held on June 11, 2024, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Hartford AARP Balanced Retirement Fund (“Acquired Fund”), a series of the Company, into The Hartford Conservative Allocation Fund (“Acquiring Fund”), a series of the Company (the “Reorganization”). The Reorganization is expected to be completed after the close of business on October 25, 2024 (or at such earlier or later date as determined by an officer of the Company) (the “Closing Date”). The Reorganization does not require shareholder approval; however, shareholders will receive a separate information statement/prospectus that is expected to be mailed to shareholders in August/September 2024.
The Plan provides for, (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of business on the Closing Date; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive shares of the Acquiring Fund of the same class, and in equal value to, the shares of the Acquired Fund held by that shareholder as of the close of business on the Closing Date. The Reorganization itself is expected to be a tax-free transaction for federal income tax purposes.
The investment manager of the Acquired Fund and the Acquiring Fund, Hartford Funds Management Company, LLC (the “Investment Manager”), proposed the Reorganization, given, among other reasons, the Investment Manager’s belief that the Acquired Fund would not be likely to experience meaningful future net inflows or growth in assets. It is anticipated that the total annual fund operating expense ratio of each class of the Acquiring Fund immediately after the Reorganization will be lower than the total annual fund operating expense ratio of the corresponding class of the Acquired Fund immediately prior to the Reorganization. The Reorganization is also expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the assets of the Acquired Fund and Acquiring Fund in the Reorganization.
Prior to the Reorganization, the Acquired Fund plans on engaging in transition management techniques, such as selling portfolio investments, and the Acquired Fund may use futures to equitize cash or invest in Treasury bills, money market funds or other cash equivalents. During this time, the Acquired Fund may not pursue its investment objective and principal investment strategy. As with any portfolio repositioning, these transactions may result in brokerage commissions or other transaction costs, such as the realization of capital gains regardless of the fact that the Reorganization itself is expected to be tax free. On or prior to the Closing Date, the Acquired Fund may be required to pay a final distribution of ordinary income and/or capital gains. Please consult your tax advisor for information regarding the tax consequences, if any, applicable to your investment.
Effective as of the close of business on July 19, 2024, the classes of the Acquired Fund that are currently open to all eligible investors (Class R5, Class R6, Class Y and Class F shares) will close to new investors. Existing shareholders of the Acquired Fund are permitted to purchase additional shares of the Acquired Fund until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. Prior to the Reorganization, shareholders may redeem their shares or exchange their shares, as set forth in the Acquired Fund’s prospectus. Any exchange would be made at the current net asset value of the Acquired Fund and the selected Hartford mutual fund. Such transactions will be treated as normal redemptions or exchanges of shares and may be taxable.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any funds. Shareholders are advised to read the information statement/prospectus regarding the Reorganization when it becomes available because it will contain important information about the Reorganization and related matters. The information statement/prospectus will be available for free on the Securities and Exchange Commission’s website, www.sec.gov.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7672
June 2024